MANAGEMENT CALL TO DISCUSS PHASE 2 PHOENIX UPDATES September 25, 2018 Exhibit 99.2

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Bardoxolone is Currently in Development for Five Rare Forms of CKD

CARDINAL study in Alport syndrome
- Phase 2 portion demonstrated significant retained benefit at one year
- Pivotal Phase 3 portion is ongoing with data expected in 2H19

PHOENIX study designed to determine efficacy of bardoxolone (Bard) in other rare forms of CKD:
- ADPKD: full 12-week data reported in July 2018
- IgAN and T1D-CKD: full 12-week data being reported today
- FSGS: full 12-week data expected 1H19

Significant market opportunity in rare forms of CKD

AYAME study being conducted by KHK in T1D/T2D-CKD with data expected 1H22

US Rare CKD Patients



~30-60,000
Alport Syndrome
~40,000
FSGS
~120,000
IgAN
~160,000
T1D CKD
~400,000
ADPKD

REATA
3

PHOENIX Trial Design Phase 2, open-label, multi-center, US-only trial Four separate cohorts of patients with ADPKD, IgAN, T1D CKD, and FSGS Targeting enrollment of 25 to 30 patients per cohort Primary endpoint is increase in eGFR from baseline at Week 12 Enrolling large range of eGFR (30-90 mL/min1) and age (18-65 years old) Today reporting full primary endpoint data for IgAN and T1D CKD cohorts Week12 Baseline ACR ≤ 300 mg/g Baseline ACR > 300 mg/g Day 1 Bard: 5 mg Bard: 5 mg 10 mg 10 mg 20 mg 30 mg 20 mg R Screen Dose-Titration Period Maintenance Week 6 1Units of mL/min/1.73 m2 are represented as mL/min throughout this presentation

IgA Nephropathy Overview Most prevalent primary chronic glomerular disease worldwide Annual incidence of 1 case per 100,000 persons and affects roughly 120,000 patients in US Deposition of immunoglobulin complexes in the glomerulus causes inflammation, fibrosis and progressive loss of kidney function Clinical course of disease Patients typically present at age 20 to 30 with hematuria Annual average decline of 1.7 mL/min ESRD develops in 20 to 40% of patients within 20 years No approved therapies for IgAN and typical treatment includes1: Antihypertensive agents (ACEi/ARB) Corticosteroids (6 months) for patients with persistent proteinuria (≥ 1 g/d) despite optimized RAAS blockade and GFR > 50 mL/min 12012 KDIGO Clinical Practice Guideline for Glomerulonephritis 5

PHOENIX IgAN: Baseline Characteristics and Historical eGFR Decline Data PHOENIX IgAN cohort enrolled 26 patients Average eGFR upon study entry 46 mL/min despite 96% of patients receiving standard of care ACEi/ARB Historical eGFR data from 3 years prior to enrollment collected for 23/26 patients Average annual loss of eGFR of 1.2 mL/min prior to study entry Patients had lost ~ one-half of their kidney function prior to study entry despite low proteinuria Characteristic Total (N=26) Age, years (mean ± SD) 49 ± 10 Baseline eGFR, mL/min (mean ± SD) 46 ± 13 Baseline ACR, mg/g (geometric mean) 104.0 Receiving ACEi or ARB (n,%) 25 (96%) Average yearly historical eGFR decline (mL/min, n=23) 1.2

PHOENIX IgAN: Bard Significantly Improved eGFR

Bard produced statistically significant increase in eGFR of 8.0 mL/min at Week 12

Increase represents recovery of ~ six prior years of loss based on historical data



Mean ± SE eGFR Change (mL/min)
12
10
8
6
4
2
0
0
4
8
12
Study Week

	BL eGFR	Change from Baseline in eGFR (n=26)	
		WK4	WK12
Mean ± SE	46.2 ± 2.5	6.8 ± 1.0	8.0 ± 1.6
p-value	-	p<0.0001	p<0.0001

REATA
PHOENIX
7

PHOENIX IgAN: Urinary Protein Unchanged Patients optimized on available therapies upon study entry as evidenced by low urinary protein within international treatment guideline goals (<1,000 mg/g)1 Bard treatment resulted in no significant change in urinary albumin excretion UACR Over Time A1: Normal (<30) UACR Categories A2: Microalbuminuria (30-300) A3: Macroalbuminuria (>300) Nephrotic (>3,500) 12012 KDIGO Clinical Practice Guideline for Glomerulonephritis

Overview of CKD Associated with Type 1 Diabetes Type 1 diabetes (T1D) affects an estimated 1.25 million patients in the US CKD affects approximately 10-20% of patients with T1D or roughly 160,000 patients in the US Average annual decline of 1.4 mL/min In patients with T1D CKD, hyperglycemia due to poor glycemic control in some initiates pathological pathways that lead to fibrosis and loss of kidney function No approved therapies for improving kidney function in T1D patients Various therapeutic approaches used to attempt to slow disease progression RAAS blockade Glycemic control 9

PHOENIX T1D: Baseline Characteristics and Historical eGFR Decline Data PHOENIX T1D CKD cohort enrolled 28 patients Historical eGFR data from 3 years prior to enrollment collected for 22/28 patients Average annual loss of eGFR of 1.9 mL/min prior to study entry Patients had lost ~ one-third of their kidney function prior to study entry Characteristic Total (N=28) Age, years (mean ± SD) 49 ± 10 Baseline eGFR, mL/min (mean ± SD) 68 ± 17 Baseline ACR, mg/g (geometric mean) 30.9 Receiving ACEi or ARB (n,%) 19 (68%) Average yearly historical eGFR decline (mL/min n=21) 1.9

PHOENIX T1D: Bard Significantly Improved eGFR in T1D Patients

Bard produced statistically significant increase in eGFR of 5.5 mL/min at Week 12

Increase represents recovery of ~ three prior years of loss based on historical data

Lower treatment effect and higher variability in subset of patients with near-normal eGFR at baseline (≥80 mL/min; n=8/28)



Mean ± SE eGFR Change (mL/min)
9
8
7
6
5
4
3
2
1
0
0
4
8
12
Study Week

	BL eGFR	Change from Baseline in eGFR (n=28)	
		WK4	WK12
Mean ± SE	67.5 ± 3.2	5.6 ± 0.9	5.5 ± 2.3
p-value	-	p<0.001	p=0.02

REATA
PHOENIX
11

PHOENIX T1D: Urinary Protein Unchanged in T1D Patients Patients had normal to near-normal levels of urinary protein at baseline Bard treatment did not change urinary albumin excretion despite the increase in eGFR UACR Over Time A1: Normal (<30) UACR Categories A2: Microalbuminuria (30-300) A3: Macroalbuminuria (>300) Nephrotic (>3,500)

Patient Disposition and Summary of Safety Bard was well-tolerated 23/26 (88%) IgAN patients completed treatment 24/28 (86%) T1D patients completed treatment No treatment-related serious adverse events in IgAN or T1D patients AE profile similar to other CKD populations that have been studied AEs were generally mild to moderate in intensity Most commonly reported AE is muscle spasms (35% IgAN and 32% T1D) Associated with reductions in CK No changes in blood pressure or fluid-overload events

Bard Improved eGFR Across Multiple Types of CKD Increases in eGFR observed in six distinct patient populations Long-term eGFR increases of one to two years observed in three patient populations eGFR improvement post-withdrawal observed in two patient populations Acute changes in eGFR correlate with durable response and associated with retained eGFR benefit Long-term eGFR improvements and retained eGFR benefit observed in other forms of CKD may translate to patients with ADPKD, IgAN and T1D 12 Week eGFR Change One Year eGFR Change

Bard in CKD: Recent Highlights and Key Upcoming Milestones CARDINAL trial in Alport syndrome Released one year Phase 2 data Phase 3 portion of CARDINAL underway Next milestone: One year, pivotal Phase 3 data in 2H19 PHOENIX trial in rare forms of CKD Released complete ADPKD, IgAN, and T1D CKD data Next milestone: FSGS data in 1H19 Future development in ADPKD, IgAN, and T1D CKD Developing plans to initiate pivotal, Phase 3 ADPKD trial in 2019 Planning to pursue IgAN and T1D CKD as commercial indications Phase 3 trial in diabetic CKD Phase 3 AYAME trial underway Next milestone: Data in 1H22

Q&A